Exhibit 10.5
* [***]: Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
PROFESSIONAL SERVICES AGREEMENT
This Professional Services Agreement (“Agreement”) is entered into as of the 19th day of December, 2007 (the “Effective Date”), between Triple Ring Technologies, Inc. (“the Company”) and NovaRay, Inc. (“the Client”).
WHEREAS, the Company has intimate knowledge of the NovaRay technology, as a number of Triple Ring’s employees participated in the development efforts of the NovaRay technology.
WHEREAS, the Company has experience with a variety of development projects and is willing to perform certain work hereinafter described in accordance with the provisions of this Agreement; and
WHEREAS, Client desires Company to perform such work in furtherance of Client’s business.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and intending to be legally bound, the parties hereto agree as follows:
1.	Services, Compensation, Deliverables and Schedule. The Company’s services performed hereunder (the “Services”), compensation (including provisions for payment thereof), deliverables (the “Deliverables”) and schedule for the performance of Services shall be as set forth in Exhibit A (the “Statement of Work”) and in any future Statements of Work entered into in writing by the parties, which may be amended in writing from time to time (solely as provided in Section 26), or supplemented with subsequent estimates for Services to be rendered by the Company and agreed to in writing by the Client, and which collectively are hereby incorporated by reference. If there is any conflict between this Agreement, any Statement of Work (including Exhibit A and any future Statements of Work entered into in writing by the parties), or any attachments to the Statement of Work(s), the following priority shall apply in decreasing order of priority: this Agreement, the Statement of Work, and attachments to the Statement of Work. The document (or portion of a document) with a higher priority shall prevail and govern over the lower-priority document (or portion of document) in the area of conflict.

Company shall, to the best of its ability, render the Services, in a timely and professional manner consistent with the highest industry standards, by the completion dates set forth in the Statement of Work and in accordance with this Agreement and any terms set forth in the Statement of Work, including, without limitation, the timelines set forth on page 34 (§8 — Cost and Schedule Estimates) of the proposal attached hereto as Attachment 1 to Exhibit A entitled Project Proposal ScanCath EP/Cardiac Project (“Phase I Proposal”) and on pages 11 and 12 of the proposal attached hereto at Attachment 2 to Exhibit A entitled Project Proposal ScanCath Dedicated Cardio Project (“Phase II Proposal”).

Client may and Company shall appoint one of their respective employees as project manager for the Services (each a “Project Manager,” and the “Client Project Manager” and the “Company Project Manager”). Client shall have the right to approve of Company’s choice of Company Project Manager. The parties expect to have a close and ongoing working relationship. To facilitate this relationship, the Project Managers shall interact regularly and shall generally serve as point people to ensure good communication between the parties.

Client shall have the right, upon request, to review the qualifications of such potential employee or subcontractor. Company shall also obtain Client Project Manager’s prior written approval for any purchases that require Client approval as provided in Exhibit A.

2.	Compliance with Law; FDA Filings. Company shall use its good faith effort to comply with all applicable laws and regulations in its performance of the Services under this Agreement. To the extent provided for in the applicable Statement of Work, Company shall be responsible, on Client’s behalf, for submitting FDA filings, obtaining FDA approvals and communicating with the FDA as part of the Services. Company shall provide copies to Client of all proposed filings, applications and submissions to the FDA for review reasonably in advance to allow for Client’s comments and shall obtain the prior written approval of Client’s Project Manager prior to submission of such documents to the FDA. It is understood, however, that such submissions to and communications with the FDA are at the sole direction and control of Client. Client, and Client alone, shall be solely responsible for its own FDA regulatory strategy, and determining the necessity or advisability of any particular filing or communication.

3.	Acceptance. Client shall have thirty (30) days from its receipt of any Deliverable under the Statement of Work to review and evaluate such Deliverable to determine whether the Deliverable meets, to Client’s reasonable satisfaction, the requirements specific to the particular Deliverable set forth in such Statement of Work, including the specifications set forth on pages 6-31 of the Phase I Proposal and on pages 6-8 of the Phase II Proposal (the “Specifications”). If Client does not accept such Deliverable within such thirty (30) day period, Client shall, at Company’s request, explain what led to the rejection. Company shall use commercially reasonable efforts to correct any such problems in the Deliverable and to deliver a corrected Deliverable to Client for its review and acceptance as set forth above in a timely manner. If Client does not accept such corrected Deliverable, Client, in its sole discretion and in addition to any other available remedies, may deem Company’s failure to provide to Client an acceptable Deliverable to be a default, and immediately terminate this Agreement pursuant to Section 18. Client may only reject a Deliverable if it is not reasonably within the acceptable parameters that are defined in the Statement of Work.

4.	Term. The term of this Agreement shall commence on the Effective Date, and shall continue in full force and effect through December 31, 2009 , unless terminated earlier by operation of and in accordance with this Agreement. The Agreement may only be extended thereafter by mutual written agreement.

5.	Independent Contractor; Employees. Subject to the terms and conditions of this Agreement, the Client hereby engages the Company as an independent contractor to perform the Services set forth herein, and the Company hereby accepts such engagement. This Agreement shall not render the Company a partner, agent of, or joint venture of or joint venturer with the Client for any purpose. The Company is and will remain an independent contractor in its relationship with the Client.

Notwithstanding anything express or implied in this Agreement, Company will not enter into any contracts in the name of, or on behalf of Client, nor will Company hold itself out as having authority to do so. It is understood and agreed that it will be necessary in the manufacturing process for Company to enter into supply agreements on behalf of itself. If Client is neither a party to such agreements, nor a guarantor of Company’s obligations arising under such agreements, then it is understood that Client will be identified as a third party beneficiary under such agreements.

All employees and agents of Company that perform Services under this Agreement are employees and agents, respectively, of Company (and not of Client). Company will be responsible for payment to its employees and agents of all salaries, wages, benefits, other compensation, reimbursable travel, lodging, and other expenses to which the employees or agents may be entitled to receive for performing Services. Company will be solely responsible for withholding and paying all applicable payroll taxes of any nature, including social security and other social welfare taxes or contributions, that may be due on amounts paid to employees or agents. Company’s personnel shall not, in connection with the Services and this Agreement, be entitled to benefits that Client provides to its employees.

6.	Confidentiality. Either party to this Agreement may, in the course of fulfilling its terms, need to disclose information to the other party that is proprietary or confidential. When such disclosure is undertaken, the following provisions apply:
a)	The term “Disclosing Party,” as used in this Agreement, means the party providing Confidential Information. The “Receiving Party” is the party receiving the information.

b)	The term “Confidential Information,” as used in this Agreement, means any oral, written, documentary, or electronically stored information that (i) relates to the field of scanning electron beam x-ray technology (including detection and image processing specific to scanning electron beam x-ray sources or methods of such developed in the course of the Services), and (ii) is received by one of the parties from the other and, (a) in the case of written or documentary information, is marked “Confidential,” “Proprietary” or bears a marking of like import or, (b) which the Disclosing Party states in writing at the time of transmittal to, and receipt by, the Receiving Party is to be considered confidential. Orally disclosed information shall be considered confidential if clearly identified as such at the time of disclosure. Notwithstanding the foregoing, any information disclosed by Client, whether disclosed orally, in writing or electronically, is hereby deemed Confidential Information of Client hereunder. Further, except for any information that is contained within the Inventions and Records (and is deemed Client’s Confidential Information hereunder), any information gathered visually, aurally, or otherwise arising from the physical presence at Company offices or facilities by Client employees or contractors is hereby deemed Confidential Information of Company. Confidential Information of either party shall be deemed to include information provided by agents, contractors or consultants of the Disclosing Party to the Receiving Party on behalf of the Disclosing Party, provided such information is provided in accordance with the terms of this Section 6. All Inventions and Records shall be deemed the Confidential Information of Client hereunder.

c)	The term “Trade Secret”, as used in this Agreement, means any oral, written, documentary, or electronically stored information that: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

d)	The “Confidential Information” and “Trade Secrets” do not include information that: (i) is already known to the Receiving Party as evidenced by prior documentation thereof; or (ii) is or becomes publicly known through no wrongful act of the Receiving Party; or (iii) is rightfully received by the Receiving Party from a third party without restriction and without breach of this Agreement or any other Agreement; or (iv) is approved for release by written authorization of the Disclosing Party. Notwithstanding the foregoing, this Section 6(d) shall not apply to the Inventions and Records.

e)	At any time, whether during the term of this Agreement or after its termination, the Receiving Party shall not disclose to others, or use for any purpose of its own, other than to perform its obligations or exercise its rights hereunder, any Confidential Information obtained from the Disclosing Party, or from an affiliated individual party or entity of the Disclosing Party, as a result of or to enable work done pursuant to this Agreement, or generated or developed in the performance of work under this Agreement. With respect to Trade Secrets, other than to perform its obligations or exercise its rights hereunder, the Receiving Party agrees not to use for any purpose whatsoever or to disclose Trade Secrets at any time during or after the term of this Agreement; until such Trade Secrets lose their status as such by becoming generally available to the public by independent discovery, development, or publication. Upon expiration or termination of this Agreement, at the Disclosing Party’s request, the Receiving Party agrees to return to the Disclosing Party or destroy, in the Disclosing Party’s discretion, all Confidential Information of the Disclosing Party; provided that except where such Confidential Information reasonably relates to patent prosecution matters or obligations of Receiving Party, Receiving Party may retain for its records a copy of such Confidential Information solely for archival purposes.

f)	The covenants regarding Confidential Information and Trade Secrets will apply to any Confidential Information or Trade Secrets disclosed to the Receiving Party by the Disclosing Party before or after the Effective Date of this Agreement.

g)	The Client and the Company shall ensure that all individuals representing either party in any capacity under this Agreement have executed agreements containing restrictions on use and disclosure of Confidential Information and Trade Secrets no less restrictive than those contained herein prior to granting access to any Confidential Information or Trade Secrets to such individual.
7.	Inventions. Intellectual property rights of each party shall be governed by the following:
a)	Except as provided in the last sentence of this Section 7(a), any and all work product, works of authorship, trade secrets, inventions, discoveries, developments and innovations, whether or not patentable or copyrightable, including, but not limited to the Deliverables, software in object and source code formats, devices and prototypes, and intellectual property rights therein conceived, created or reduced to practice by the Company or its employees or agents, and (A) related to (i) the Services performed hereunder (including without limitation in the course of preparing the project proposals attached to this Agreement and for any prior versions of them), and/or (ii) scanning electron beam x-ray technology (including detection and image processing specific to scanning electron beam x-ray sources or methods of such detection and image processing developed in the course of the Services) made or invented on or before one (1) year after termination or expiration of this Agreement, or (B) made or invented using any Confidential Information of NovaRay at any time (before, during or after the term of this Agreement), in each case ((A) and (B)) including without limitation patent applications and patents claiming same (collectively, “Inventions”), shall be the sole and exclusive property of the Client. Company hereby assigns to Client, and agrees to execute and deliver further documentation reflecting that assignment in the future when any such Inventions are first fixed in a tangible medium or invented, as applicable, all right, title, and interest in and to the Inventions. All Inventions shall be deemed the Confidential Information of Client. Notwithstanding the foregoing, all work product, works of authorship, trade secrets, inventions, discoveries, developments and innovations arising from any Approved Project (in accordance with the procedure set forth in Section 13 and without breach of Company’s confidentiality obligations set forth herein), and intellectual property rights therein shall be the sole and exclusive property of the Company.

b)	Company agrees to execute all papers, including patent applications, invention assignments and copyright assignments, and otherwise agrees to assist Client as reasonably required at Client’s reasonable expense to perfect in Client or enforce the rights, title and other interests in the Inventions expressly granted to Client under this Agreement. If Client is unable for any reason, after reasonable effort, to secure Company’s signature on any document needed in connection with the actions specified above, Company hereby irrevocably designates and appoints Client and his or her duly authorized officers and agents as his or her agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by Company.

c)	Any and all services performed by Company on behalf of Client prior to the Effective Date, including services performed by Company under the Consulting Services Agreement between Company and Client dated January 2, 2006 (the “Prior Consulting Agreement”) as such services have specifically related to the field of scanning electron beam x-ray technology (including detection and image processing specific to scanning electron beam x-ray sources or methods of such detection and image processing developed in the course of the Services) (the “Prior Services”), shall be deemed Services performed under this Agreement. Accordingly, this Section 7 shall apply to the work product, works of authorship, trade secrets, inventions, discoveries, developments and innovations and the intellectual property rights therein that arise out of the Prior Services (collectively, the “Prior IP”). Without limiting the foregoing, all Prior IP shall be owned by Client and assigned to Company hereunder in accordance with this Section 7. In addition, all Prior IP and records related thereto shall be deemed the Confidential Information of Client hereunder and subject to the provisions set forth in Article 8. If there is any conflict between this Agreement and the Prior Consulting Agreement, this Agreement shall prevail. The parties acknowledge that as of the November 30, 2007, the amount outstanding and owed to Company as payment for the Prior Services is $[***] (the “Outstanding Amount”). Client shall pay the Outstanding Amount to Company as soon as reasonably possible following the closing of a private placement financing with aggregate proceeds to the Client of not less than $10,000,000. Upon receipt by Company of the Outstanding Amount, the parties acknowledge and agree that Client has paid in full all amounts due and owing for the Prior Services as of November 30, 2007. All amounts due and owing for Prior Services performed on or after December 1, 2007 and prior to the Effective Date shall be invoiced and payable as provided in the Statement of Work (Exhibit A).
8.	Representations and Warranties. The Company hereby represents and warrants to Client:
a)	The performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by the Company in confidence or in trust prior to the execution of this Agreement.

b)	To the best of Company’s knowledge and belief, to the extent it has been informed by Client of specific jurisdictions and regulations and/or laws applicable, all material supplied (including without limitation the Deliverables) and work performed under this Agreement (including without limitation the Services) complies with or will comply with applicable United States and foreign laws, regulations, guidelines and industry standards (collectively “Applicable Laws”), including, but not limited to the regulations and guidelines promulgated by the United States Food and Drug Administration.

c)	All of its employees and agents performing Services under this Agreement are and will be contractually bound to assign all Inventions created hereunder to Company in order to effect the intent of the parties under Section 7.

d)	The Services, including, without limitation, the Deliverables, shall substantially conform to any standards for such Services and/or Deliverables as set forth in the Statements of Work, including the Specifications.

e)	To the best of Company’s knowledge and belief and in the exercise of its reasonable efforts, the Deliverables under the Statement(s) of Work do not and shall not infringe or misappropriate any copyright or trade secret rights of any third party.

f)	The Deliverables under the Statement(s) of Work shall not be subject to any restrictions or to any mortgages, liens, pledges, security interests, encumbrances or encroachments, except such liens as may arise between the parties.

g)	Company will use its good faith effort to apprise Client of all software used in or incorporated within each Deliverable, and shall use its good faith effort to ensure that such software is used or incorporated with appropriate permissions.

h)	All submissions or portions thereof by Company to the FDA under this Agreement that are solely in control of Company, and all data and information provided from Company to Client that may be submitted by or on behalf of Client to the FDA, in each case, will be complete and accurate.
9.	Indemnification.
a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]
10.	Limitation of Liability. IN NO EVENT SHALL ANY PARTY BE LIABLE FOR SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE. HOWEVER, THE FOREGOING LIMITATION DOES NOT APPLY TO THE EXTENT 1) SUCH PARTY IS REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER SECTION 9 OR 2) THE DAMAGES ARISE FROM BREACH OF

THE OBLIGATIONS SET FORTH IN SECTION 6 (REGARDING CONFIDENTIALITY).

11.	Non-hire Provision. During and for one (1) year after the term of this Agreement, neither party will directly solicit the employment of the other party’s personnel, without such other party’s prior written consent, whether employees or contractors.

12.	No Conflict of Interest. Company agrees during the term of this Agreement not to accept work or enter into any agreement or accept any obligation that is inconsistent or incompatible with Company’s obligations under this Agreement, the scope of the Services required rendered for Client, or the scope of intellectual property assignment owed to Client. Company represents and warrants that there is no other existing agreement or duty on Company’s part, or that of its personnel who will perform the Services, inconsistent with this Agreement.

13.	Protection of Confidential Information. Company acknowledges that its engagement or participation, directly or indirectly, in the development or commercialization of scanning electron beam x-ray technology or approaches to such technology taken by Company in the performance of the Services or the Deliverables (“Competitive Business”) would inherently involve the unauthorized use or disclosure of Client’s Confidential Information. Accordingly, to prevent any such unauthorized use or disclosure, Company agrees that it shall not, during the term of this Agreement and for one (1) year thereafter, engage or participate, directly or indirectly, in any such Competitive Business unless it can demonstrate to Client’s reasonable satisfaction that there is no reasonable risk of such unauthorized use or disclosure and Client agrees in writing to allow such Competitive Business (such business allowed by Client, to the extent conducted without use of Client’s Confidential Information, an “Approved Project”). Prior to any such engagement or participation in any such Competitive Business for any third party, Company shall notify Client and shall give Client a reasonable opportunity to determine the degree of any such risk of unauthorized use or disclosure. Company acknowledges that the restrictions contained in this Section 13 are reasonable and necessary to protect the legitimate interests of Client in its Confidential Information and otherwise, and constitute a material inducement to Client to enter into this Agreement.

The parties acknowledge and agree that project(s) that Company performs for NRCT LLC, to the extent each such project is within the scope of the Exclusive License Field of Use as such is term defined under the agreement between Client and NRCT LLC dated October 2006, shall be deemed an Approved Project hereunder. Company shall have the right to perform services for such project to the extent the services are within the scope of the Exclusive License Field of Use without obtaining Client’s prior written approval. Company shall not perform services for NRCT LLC outside of the Exclusive License Field of Use that would constitute Competitive Business hereunder without first obtaining Client’s prior written approval as provided in this Section 13.

14.	Results of Services. Company shall use its good faith efforts to keep complete, accurate and authentic accounts, notes, data and records of the Services performed under this Agreement and the results of the Services (“Records”). During the Term Client and its agents and designees shall have the right to audit Company’s facilities, systems, Records, procedures, and documentation related to this Agreement as well as the progress of Services and all information and results derived from or relating to such Services, wherever performed, including, without limitation, at third party premises. At Client’s request, Company shall provide Client with (i) a final written report upon completion of such Services; and (ii) all information necessary to satisfy any and all FDA conformance requirements, including all information needed for any FDA audit (which information may be provided in the most practical format). In addition to the weekly progress reports required under Section 1 (if requested by Client), Company shall also promptly disclose to Client any and all information, data, results and inventions, technology and know how (whether or not patentable) obtained from or conceived, developed or reduced to practice in the course of performing the Services. Such disclosure shall include, without limitation, copies of relevant data, summaries and reports. All Records will be retained by Company for a period of five (5) years, or such longer period as required under applicable law or regulation (“Record Retention Period”). At the end of the Record Retention Period or Client’s earlier request, at Client’s option such Records shall either be (a) delivered to Client or to its designee, or (b) disposed of, but only after giving Client sixty (60) days’ prior written notice of Company’s intent to do so. All Records shall be deemed the Confidential Information of Client hereunder.

15.	Audits. In addition to the Records, Company shall maintain such financial records as are necessary to reasonably substantiate invoices and expenses under this Agreement (“Financial Records”) to during the term of the Agreement and for two (2) years thereafter. Client and/or its authorized agent shall have the right to audit, copy and inspect the Financial Records of Company, at its own expense, to verify any invoices or expenses billed to Client. In connection with any audit, Company shall also provide Client access to its personnel upon reasonable notice. Such audits may be conducted upon reasonable notice during the term of this Agreement and for a period of up to two (2) years after termination or expiration. At the expiration of the foregoing period, Company may destroy all such records if not physically requested by Client prior to the expiration of the storage term. If any financial audit reveals an overage in any invoices or expenses billed to Client, then Company shall promptly refund such overage to Client. In addition, if any overage differs from the amount due by ten percent (10%) or more, then Company shall not only be liable for refunding the overage, but shall also reimburse Client for all expenses incurred for such audit.

16.	Disputes. The Company and Client recognize that disputes arising under this Agreement are best resolved at the working level by the parties directly involved. Both parties are encouraged to be imaginative in designing mechanisms and procedures to resolve disputes at this level. Such efforts shall include the referral of any remaining issues in dispute to higher authority within each participating party’s organization for resolution. Failing resolution of conflicts at the organizational level, the Company and Client agree that any remaining conflicts arising out of or relating to this Contract shall be submitted to nonbinding mediation for up to thirty (30) days unless the Company and Client mutually agree otherwise. If the dispute is not resolved during such time period through non-binding mediation, then the parties may submit such matter to a court of competent jurisdiction for resolution. Company recognizes that the covenants contained herein, including without limitation in Sections 11 and 13, are reasonable and necessary to protect the legitimate interests of Client, that Client would not have entered into this Agreement in the absence of such covenants, and that Company’s breach or threatened breach of such covenants shall cause Client irreparable harm and significant injury, the amount of which shall be extremely difficult to estimate and ascertain, thus, making any remedy at law or in damages inadequate. Therefore, Company agrees that Client shall be entitled to the issuance of injunctive relief enjoining any breach or threatened breach of such covenants and for any other relief such court deems appropriate. This right shall be in addition to any other remedy available to Client at law or in equity.
17.	Merger. This Agreement shall not be terminated by the merger or consolidation of the Client or the Company into or with any other entity.
18.	Termination. Client may terminate this Agreement at any time, with or without cause, by ninety (90) days’ prior written notice to the Company. In addition, either party may terminate this Agreement immediately if the other party shall breach any material term or provision of this Agreement and shall fail or refuse, within thirty (30) days after receipt of written notice from the non-breaching party regarding such breach, to cure or remedy such breach. Upon termination or expiration, to the extent permitted by law, Company shall transfer to Client all permits, approvals, FDA filings and all other regulatory filings related to the Services that Company holds (if any) as of the time of termination or expiration. All amounts owed by Client to Company under the Statement of Work shall be paid within seven (7) days of a termination by either party.
19.	Survival. The parties agree that all rights and obligations under Sections 5-11, 13-16, and 18-30 of this Agreement shall continue in effect after expiration or termination of this Agreement.

20.	Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, if any, successors, and permitted assigns.
21.	Choice of Law; Venue. The laws of the state of California shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and services of the parties hereto, without regard to conflicts of law principles. All disputes in connection with this Agreement shall be submitted to a federal or state court located in Santa Clara County, California. Each party hereby consents to the personal jurisdiction and venue of all such courts and waives all defenses they may have to such personal jurisdiction and venue, including without limitation the defense of forum non conveniens.
22.	Headings. Section headings are not to be considered a part of this Agreement and are not intended to be a full and accurate description of the contents hereof.
23.	Waiver. Waiver by one party hereto of a breach of any provision of this Agreement by the other shall not be construed as a continuing waiver.
24.	Assignment. The Agreement is not assignable or transferable by Client or by the Company without the written consent of Client and the Company, which consent shall not be unreasonably withheld or delayed; provided, however that the consent of the Company shall not be required for Client to assign this Agreement to an affiliate, or to its successor in interest in connection with the transfer or sale to a third party successor of all or substantially all of the business of Client to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. Any purported assignment not in accordance with this Section 24 shall be void.
25.	Notices. Any and all notices, demands, or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if personally served, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served personally, notice shall be deemed constructively made at the time of such personal service. If such notice, demand, or other communication is given by mail, such notice shall be conclusively deemed given five (5) days after deposit thereof in the United States mail addressed to the party to whom such notice, demand, or other communication is to be given as follows:

If to the Client:	NovaRay, Inc.
1850 Embarcadero Road
Palo Alto, CA 94303
United States of America
Attention: Jack Price

Fax: (650) 565-8601

If to the Company:	Triple Ring Technologies, Inc.
1850 Embarcadero Road Palo Alto, CA 94303 Attention: Joe Heanue Fax: 650-887-2205
Any party hereto may change its address for purposes of this paragraph by written notice given in the manner provided above.
26.	Modification or Amendment. No change or modification of this Agreement shall be valid unless in writing signed by the parties hereto. No amendment shall be valid unless it is in a document entitled “Amendment to Professional Services Agreement” and signed in writing by both parties hereto.
27.	Entire Understanding. This document and all Exhibits attached hereto constitute the entire understanding and agreement of the parties, and any and all prior agreements, understandings, and representations are hereby terminated and canceled in their entirety and are of no further force and effect, including the Prior Consulting Agreement to the extent it would conflict with this Agreement.
28.	Unenforceability of Provisions. If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.
29.	Force Majeure. The Company shall not be responsible for delays or failures (including any delay by the Company to make progress in the prosecution of any Services) if such delay arises out of causes beyond its control (i.e., acts of God or of the public enemy, fires, floods, epidemics, riots, quarantine restrictions, strikes, freight embargoes, earthquakes, electrical outages, computer or communications failures, and severe weather).
30.	Debarment. Company hereby certifies it does not and shall not knowingly employ, contract with or retain any person directly or indirectly to perform Services under this Agreement if such person is debarred under 21 U.S.C. 335a (a) or (b) or other equivalent laws, rules, regulations or standards of any other relevant jurisdiction. Upon written request of Client, Company shall, within ten (10) business days, provide written confirmation that it has complied with the foregoing obligation. Company agrees to immediately disclose in writing to Client if any employee or agent is debarred, or if any action or investigation is pending or, to the best of Company’s knowledge, threatened, relating to the debarment of Company or any person performing services related to this Agreement.

     IN WITNESS WHEREOF the undersigned have executed this Agreement as of the day and year first written above. The parties hereto agree that facsimile signatures shall be as effective as if originals.

Triple Ring Technologies, Inc.			NovaRay, Inc.

By:	/s/ Joseph Heanue		By:	/s/ Jack Price

	Name:	Joseph Heanue		Name:	Jack Price
	Title:	President		Title:	President

EXHIBIT A
STATEMENT OF WORK
Overview of Services to be performed:
Phase I ScanCath EP / Cardiac Cath Commercialization
Estimated cost for Phase I: $[***]
Attachment 1 to Exhibit A entitled Project Proposal ScanCath EP/Cardiac Project (“Phase I Proposal”) describes in detail the activities required to update NovaRay’s existing fluoroscopy instrument for commercial use. Phase I shall produce a system for use in both electrophysiology (EP) and cardiac cath applications. The project includes a deliverable of a fully documented system ready for shipment to NovaRay’s first customer site. Triple Ring’s design implementation will make accommodations where possible for subsequent versions of the ScanCath system as described in Phase II of this project.
Scope:
Below is a summary that outlines Triple Ring Technologies’ high-level tasks to prepare NovaRay’s X-ray fluoroscopy system for commercial use:
1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]
Specifications, Tasks, Estimates and Deliverables are further described in the Phase I Proposal.
Phase II Dedicated Cardio Commercialization
Estimated cost for Phase II: $[***]
Attachment 2 to Exhibit A entitled Project Proposal ScanCath Dedicated Cardio Project (“Phase II Proposal”) outlines in detail the activities to upgrade the ScanCath EP / Cardiac system to a dedicated Cardio system. It is predicated on the completion of Phase I activities described above and in more detail in the attached proposal.

Scope
Below is a high-level summary of the tasks required to upgrade NovaRay’s ScanCath EP /Cardio system to a dedicated Cardio system for commercial use:
[***]
Specifications, Tasks, Estimates, and Deliverables are further described in Phase II Proposal.
Compensation:
As compensation for the services rendered pursuant to this Agreement, the Client shall pay the Company [***]. The Phase I Proposal and Phase II Proposal contain an overall projected budget for the Services (the “Projected Budget”). [***]. The invoiced amounts shall be reasonably consistent with the monthly budgets and with the total Projected Budget [***], as modified by the mutual agreement of the parties, or by virtue of a change in scope initiated by Client. The Client shall have the right to audit Company to verify such invoices and expenses as provided in Section 15 of the Agreement.
Warrants:
In addition, the Client shall provide the Company with a warrant to purchase common stock as described in Attachment 3 to Exhibit A entitled Warrant to Purchase Shares of NovaRay, Inc.

Terms of Payment
An initial payment (“Initial Payment”) of $[***] will be required prior to the commencement of Services performed in Phase I. This Initial Payment shall be applied to the last invoice for Phase 2 of this project. Any remainder of the Initial Payment will be returned to the Client with the final invoice of Phase II unless earlier terminated by Client pursuant to Section 18 of this Agreement. If earlier terminated, the Initial Payment will be applied to any outstanding Invoices or unbilled Services performed or material purchased by the Company. Any remainder of the Initial Payment will be returned to the Client with the final invoice.
Company will bill the Client bi-weekly, on [***]. Payment is due 7 days after invoice date. In addition, during the term of this Agreement, the Company shall bill and the Client shall reimburse the Company for all reasonable, pre-approved out-of-pocket expenses which are incurred in connection with the performance of the Services hereunder. For the avoidance of doubt, Company must obtain the prior written approval of Client’s Project Manager for any expense that exceeds [***]. Client shall have the right to review and approve the terms and conditions of any such purchase.
The Company will promptly notify the Client Project Manager of any costs, expenses or fees that will cause the overall cost and fee estimates to exceed by more than 10% of the estimate set forth in the attached proposals of this Statement of Work.
Starting Requirements
Company will begin performance of the Services on receipt from Client of the following:
1.	Signed copy of the attached proposals (Attachments 1 and 2 to this Exhibit A)

2.	Signed copy of the Warrant Agreement

3.	Signed copy of this Agreement and this Statement of Work; and

4.	The Initial Payment of $[***]
IN WITNESS WHEREOF the undersigned have executed this Statement of Work as of December 19, 2007. The parties hereto agree that facsimile signatures shall be as effective as if originals.

Triple Ring Technologies, Inc.			NovaRay, Inc.

By:	/s/ Joseph Heanue		By:	/s/ Jack Price

	Name:	Joseph Heanue		Name:	Jack Price
	Title:	President		Title:	President

Attachment 1 to
Exhibit A to
Professional Services Agreement dated December 19, 2007
Project Proposal
ScanCath EP / Cardiac Project

Prepared For:	NovaRay Inc.
1850 Embarcadero Road
Palo Alto, CA 94303

Date:	17 September 2007
File:	NOV.ScanCath.EP.Cardiac.prop.06.16.revD

Prepared By:	Chris Fuller
Triple Ring Technologies, Inc.
1850 Embarcadero Road
Palo Alto, CA 94303

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1 Table of Contents

1 Table of Contents	2
2 Introduction	3
2.1 Scope	3
3 Team Experience	3
4 ScanCath System Roadmap	4
5 NovaRay Technology Background	4
6 ScanCath EP / Cardiac Project Plan	4
6.1 NovaRay Facility Upgrades	5
6.2 System Development	5
6.2.1 Overview	5
6.2.2 X-Ray Source and Supporting Subsystems	5
6.2.3 Detector (Eye)	7
6.2.4 Image Processing Subsystem	8
6.2.5 Gantry and Patient Table	8
6.2.6 System Control Components	9
6.2.7 Other System Components	10
6.2.8 Software Development	11
6.2.9 User Interface and Controls	13
6.3 System Verification and Validation	14
6.4 Risk Management	14
6.5 UL Certification	14
6.6 Regulatory	14
6.7 Installation and Acceptance Testing	15
7 Project Assumptions	15
8 Cost and Schedule Estimates	15
8.1 Major Milestones	15
8.2 Cost Estimate Summary	16
8.3 Resource Cost Estimate	16
8.4 Material and Travel Cost Estimate	17
9 Deliverables	17
10 Reference Documentation Provided	17
11 Terms	19
12 Starting Requirements	19
13 Approval	19
14 Revision History	19

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2 Introduction
This proposal outlines Triple Ring Technologies’ approach to preparing a commercial-ready, improved version of NovaRay’s X-ray fluoroscopy system for electrophysiology (EP) / Cardiac applications. The project culminates in the delivery of a ScanCath EP / Cardiac instrument to NovaRay’s first customer. The proposed system architecture can be extended to both Cardiac and Vascular fluoroscopy applications. A companion proposal, NOV.ScanCath.Dedicated.Cardio.prop.06.16, discusses the activities required to deliver a ScanCath Dedicated Cardio instrument using the system architecture developed here.
2.1 Scope
This proposal describes activities required to update NovaRay’s existing fluoroscopy instrument for commercial use as the ScanCath EP / Cardiac instrument. Our design implementation will make accommodations for subsequent versions of the ScanCath instrument, wherever possible. In fulfilling this proposal we will:
[***]
3 Team Experience
Triple Ring is an engineering services firm focused on commercializing novel medical devices and instrumentation. We have an extensive track record in the development of medical and biological instrumentation, as well as sensor-based biotechnology and industrial systems. Projects for clients have included bioimpedance instrumentation for catheter tracking and cell identification, x-ray tubes for radiation therapy, x-ray imaging systems for whole-body CT and electrophysiology, and detector systems for scanning electron microscopy. In-house development projects have included an optical imaging system for sentinel node biopsy, state-of-the-art detectors for next-generation x-ray and SPECT applications, and imaging systems for tracking a new generation of biomarkers.
Triple Ring is intimately familiar with the NovaRay technology, as numerous team members participated in the development efforts at Cardiac Mariners and NexRay. This allows us to restart development with minimal delay and expense. With this proposal we plan to use in-house resources already familiar with the NovaRay system or employ or contract with former Cardiac Mariners and NexRay employees whenever possible.

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4 ScanCath System Roadmap
The ScanCath EP / Cardiac is the first in a series of fluoroscopy instruments from NovaRay, including ScanCath Cardio, ScanCath Neuro, and ScanCath Vascular. Table 1 contains a summary of key user requirements from NovaRay for each instrument, and Table 2 contains a summary of corresponding functional requirements. Advanced features for the follow-on instruments [***] are noted here for planning purposes but are not discussed in detail within this proposal. See the individual proposals for development of the follow-on instrumentation for discussion of those features.

	ScanCath EP	ScanCath Cardio	ScanCath Neuro	ScanCath Vascular
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Table 1: Key User Requirements for Each ScanCath Instrument

Subsystem	ScanCath EP	ScanCath Cardio	ScanCath Neuro	ScanCath Vascular
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Table 2: Key Functional Requirements for Each ScanCath Instrument
5 NovaRay Technology Background
The NovaRay instrument is [***].
[***]
Figure 1: NovaRay Source and Detector Geometry
[***]
6 ScanCath EP / Cardiac Project Plan
Our proposal for commercializing the ScanCath EP / Cardiac system comprises the following areas:

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6.1 NovaRay Facility Upgrades
All work will be performed at the NovaRay facility in Palo Alto, California. Triple Ring will oversee and manage the upgrade to the facility to support the cooling, power, and shielding requirements of the NovaRay instrument. [***] The upgrades will include, but are not limited to, the following:
•      [***]
6.2 System Development
6.2.1 Overview
Figure 2 is a diagram of the NovaRay System. [***] The final configuration will be determined at time of installation and individualized for each customer. The [***] serve the following functions:
•      [***]
[***]
[***]
Figure 2: NovaRay System Architecture
6.2.2 X-Ray Source and Supporting Subsystems
This section describes development activities related to the components of the NovaRay system that produce X-rays (Figure 3). These components include [***]. The activities for each of these components are discussed in the following sections.
       [***]
Figure 3: X-ray Source and Supporting Subsystems
6.2.2.1 X-Ray Source
The X-Ray Source is made up of the following major components:
•      [***]
The ScanCath EP / Cardiac System will utilize [***]
We anticipate producing approximately [***] sources to support various project activities, including the following:
•      [***]
To produce the sources, NovaRay’s [***]
▪      [***]

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The proposal includes the time required both to [***] It also includes the effort required to complete the release of all components so they are suitable for use in a production medical system. Triple Ring shall not enter into any contracts in the name of or on behalf of NovaRay.
6.2.2.2 Collimator
The collimator is a key piece of NovaRay technology. It has the following functions:
•	[***]
The collimator is a custom design that involves high-precision machining and assembly techniques. No design changes are expected to the collimator for the EP system. The following are the primary activities related to the collimator:
o [***]
6.2.2.3 Cooling Ring
                 The cooling ring performs the following functions:
•	[***]
                 The primary activities related to the cooling ring include the following:
•	[***]

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6.2.2.4 High Voltage Terminal Electronics (HVT)
The high voltage terminal electronics are housed [***]. They perform the following functions:
•	[***]
The HVT electronics are a custom design with performance and survivability optimized for the ScanCath application. The primary activities related to the HVT electronics include the following:
•	[***]
Triple Ring shall not enter into any contracts in the name of or on behalf of NovaRay.
6.2.2.5 High Voltage Power Supply
This unit serves as the power supply for the X-ray source. The updated design will provide voltage from [***] with a maximum power output of [***] Although the ScanCath EP / Cardiac source will operate at [***] maximum, this supply is adequate for the higher source powers anticipated in the Cardio instrument. Primary activities anticipated for this unit are as follows:
•	[***]
6.2.2.6 Deflection Electronics
The deflection electronics control the focus and scanning (deflection) of the electron beam within the X-ray source. They include the following components:
•	[***]
All of the deflection electronics are a custom design, optimized for use with the NovaRay system. The primary activities related to the deflection electronics include the following:
                         • [***]
6.2.3 Detector (Eye)
The detector (also referred to as the X-ray sensor or Eye) detects and counts x-ray photons that have passed from the X-ray source through the imaging volume (i.e. the patient). It comprises [***]
[***]
Figure 4: Detector (Eye) Functional Blocks
The detector provides the following logical functions:
[***]

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[***]
6.2.4 Image Processing Subsystem
6.2.4.1 Reconstruction Computer
The reconstruction computer converts raw data from the detector into images centered at various focal planes based on input from the system operator. [***]
[***]
[***]
6.2.4.2 Image Post Processing System (IPP)
The Image Post Processing System block diagram is shown in is Figure 5. It manages the display, acquisition, and playback of real time images that are generated by the system.
                  [***]
Figure 5: Image Post Processing System
[***]
• [***]
In the supplied NovaRay documentation various elements of this system have also been referred to as the Camtronics System, Video Display Processor (VDP), and Video Image Processor (VIP).
6.2.5 Gantry and Patient Table
The existing gantry and patient table were developed as engineering prototypes with cosmetic covers for purposes of engineering evaluation and customer presentations. Work is required to make these subsystems ready for clinical use. In particular, the gantry design requires [***]
[***]
[***]
Figure 6: Gantry

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[***]
Figure 7: Patient Table Subsystem
6.2.6 System Control Components
This section describes system components which are involved in general control of the system and not covered elsewhere.
6.2.6.1 System Controller
The system controller is a PC-based computer with two custom designed PCI boards installed (Figure 8). The controller runs the control software (either clinical or engineering), which operators use to control the system. The computer and PCI boards are illustrated in Figure 8.
[***]
Figure 8: System Controller
6.2.6.1.1 System Control Computer
The system control computer is a PC-based computer used by operators to control the system. How users interact with the control computer depends on the mode of operation:
•	[***]
The control computer houses two custom PCI boards used for system control; these boards are discussed in the following section. The activities related to the System Control Computer include the following:
•	[***]
6.2.6.1.2 PCI Board Control Electronics
There are two custom designed PCI-based boards used for system control in the existing NovaRay system. The system control computer (see preceding section) houses these boards. The boards, and their primary functions, are as follows:
o	[***]
6.2.6.2 Other Control Electronics
In addition to the electronics in the system controller, the following electronics also are used to control the system:
o	[***]

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6.2.7 Other System Components
6.2.7.1 Power Distribution Unit
The Power Distribution Unit (PDU) is a purchased item modified specifically for the NovaRay system (Figure 9). It is a single unit that provides power distribution and isolation for all system units, as well as an integral UPS for the system control computer. No modifications to the design of this unit are anticipated.
[***]
Figure 9: Power Distribution Unit
The PDU specifications are as follows:
•	[***]
6.2.7.2 Heat Exchanger
The Heat Exchanger is a purchased item modified specifically for use with the NovaRay system. It serves to establish temperature regulation of the water used to cool system components such as the x-ray source and deflection amplifier assembly. Specifications are:
[***]
6.2.7.3 Cables and Plumbing
[***]

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6.2.8 Software Development
Software development activities include [***]
6.2.8.1 System Software
The system software provides the means of controlling and linking the various instrument subsystems and comprises the set of individual software modules shown in Figure 10. [***]
[***]
Figure 10: Software Blocks
Critical elements of the system software are described in the following sections.
6.2.8.1.1 System Controller
The system controller is the master controller for the imaging system. It coordinates all imaging activities, user interactions, and hardware configurations, and internally monitors system health and status for both operational and preventive maintenance purposes. All application-level software modules operate within the system controller; those modules are described below.
6.2.8.1.1.1 Application Modules (not shown in the figure)
•	There are three application software modules which operate on the system controller: [***]
6.2.8.1.2 I/O Interfaces
[***]
6.2.8.1.3 Communication Protocols
[***]
6.2.8.1.4 Imaging Control Modules (SDC, SDM, MPRE, VDP, FPSE, SDA)
Various modules control x-ray and imaging system operation and manage the image generation process. Each module has its own software set which configures and manages its local hardware components and communicates with the system controller through the CCN.
[***]
6.2.8.1.5 Scan Control Modules (BSC, IOC)
[***]
6.2.8.1.6 Motion Control Modules (Mot. Ctrl. And Mot. Ctrl. UI)
[***]

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6.2.8.1.7 User Interface Modules (Mot. Ctrl. UI and Img. Ctrl. UI)
[***]
6.2.8.2 Test stand support software
[***]
6.2.8.3 Support for Algorithm Development
[***]

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6.2.9 User Interface and Controls
[***]
The following user interface and controls will be provided in the NovaRay System:
•	[***]
[***]
Figure 11: X-ray/Image Control
[***]
Figure 12: Setup
[***]
Figure 13: Screen Flow
[***]
Figure 14: Patient Entry Screen
[***]
Figure 15: View Saved Runs
[***]
Figure 16: Real-Time Image Display
[***]
Figure 17: Archived Image

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[***]
Figure 18: Motion Controller
• [***]
Detailed user interface screens are included under the proposal subfolder “NovaRay\User Interface”
6.3 System Verification and Validation
We will integrate the subsystems into complete Cardio fluoroscopy instruments and verify their performance against the design specifications. The master validation plan, NOV.VVPL.Rev1, describes our approach to a comprehensive validation plan. It defines the process and activities for validating:
•	[***]
[***]
Figure 19: Validation Process
6.4 Risk Management
TRT shall use its good faith efforts to follow the guidelines established in IEC 60601-1, 5th Edition in regards to risk management. TRT shall use its good faith efforts to follow the recommendations of the Risk Analysis performed for the existing NovaRay system which is detailed in NovaRay.RA.Rev1
6.5 UL Certification
We will manage the UL certification process required as a condition of the FDA’s 510(k) marketing clearance and before commercial distribution. Equipment will be certified to the relevant sections of UL/IEC/CSA 60601-1, as well as any other appropriate standards and regulations.
6.6 Regulatory
This System was granted clearance by the FDA in September of 1998 [510(k) # K982345], and is indicated for use “in generating real-time fluoroscopic images in patients where medically indicated”. We do not anticipate that the proposed changes to the NovaRay System will be significant enough to warrant any additional marketing clearance from the Food and Drug Administration. Although not defined at this time, any changes in indications for use or additional features not claimed in the original filing will, however, require 510(k) filing. Regulatory filing support is not included in the scope of this proposal.

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     6.7 Installation and Acceptance Testing
We will support installation and acceptance testing of a pilot production unit at NovaRay’s first customer site. However, shipping, installation, and service are NovaRay tasks that are outside the scope of this proposal.
7 Project Assumptions
     The following assumptions apply to the ScanCath EP / Cardiac development effort:
1.	Design, development and manufacturing shall occur under a fully implemented Quality System as defined in 21 CFR 820.

2.	TRT has full access to all NovaRay technology and equipment, its software, and all appropriate documentation.

3.	Updated specifications for the detector, reconstruction computer, and Image Post Processor are available prior to the project start

4.	NovaRay’s supply of ASICs for the EP detector are sufficient, and additional fabrication runs are not required.

5.	Vendors previously identified by NovaRay can supply components and subsystems.

6.	Thin film deposition will not be done in-house

7.	Triple Ring will have at least 30 days to staff the project.

8.	User and service manuals are not included (but NovaRay will, to avoid doubt, have the right to use data generated by Triple Ring in the user and services manuals prepared by NovaRay).

9.	Manufacturing level documentation will be limited to use by experienced personnel. It will not be appropriate for use on a general assembly line.

10.	The following validation activities will not be done: .
•	Environmental testing, e.g. temperature cycling and humidity

•	Storage and simulated shipping
8 Cost and Schedule Estimates
The ScanCath EP / Cardiac project schedule covers a [***] period and assumes a start date of [***] There are two primary project phases:
Phase 1a: EP / Cardiac Subsystem Development [***] Phase 1b: EP System Integration, Validation, and UL Certification [***]
[***]
Figure 20: Revised Schedule
     • Major Milestones
     8.1 Major Milestones (Revised Schedule)
     • [***]

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     8.2 Cost Estimate Summary

Summary	Phase 1a	Phase 1b	Totals
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total $’s	[***]	[***]	[***]
     Phase 1a – Detector, Source, Image Reconstruction Restart
     Phase 1b – System Integration, Verification, Validation, UL Approval, and Shipment
Table 3: Cost Summary for ScanCath EP / Cardiac System
     8.3 Resource Cost Estimate
ScanCath EP / Cardiac
Estimated Resource Budget

Discipline	Phase 1a	Phase 1b	Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Resource Total	[***]	[***]	[***]
Table 4: ScanCath EP / Cardiac Estimated Resources Costs

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     8.4 Material and Travel Cost Estimate
ScanCath EP / Cardiac

Materials			Phase 1a				Phase 1b
#	Part #	Description	Qty	Unit Cost	Cost	Tooling	Qty	Unit Cost	Cost	Tooling
1		[***]	[***]	[***]	[***]		[***]	[***]	[***]
2		[***]	[***]	[***]	[***]
3		[***]	[***]	[***]	[***]	[***]
4		[***]	[***]	[***]	[***]	[***]
5		[***]	[***]	[***]	[***]	[***]
6		[***]	[***]	[***]	[***]	[***]
7		[***]	[***]	[***]	[***]	[***]
8		[***]	[***]	[***]	[***]	[***]
9		[***]	[***]	[***]	[***]	[***]
10		[***]	[***]	[***]	[***]	[***]
11		[***]	[***]	[***]	[***]	[***]
12		[***]	[***]	[***]	[***]	[***]
13		[***]	[***]	[***]	[***]
14		[***]	[***]	[***]	[***]	[***]
15		[***]	[***]	[***]	[***]	[***]
16		[***]	[***]	[***]	[***]
17		[***]			[***]		[***]			[***]
18		[***]			[***]	[***]	[***]
19		[***]	[***]	[***]	[***]		[***]	[***]	[***]
			Sub-Total		[***]	[***]	Sub-Total		[***]	[***]
			Contingency	[***]	[***]	[***]	Contingency	[***]	[***]	[***]
			Sub-Total		[***]	[***]	Sub-Total		[***]	[***]
			Handling	[***]	[***]	[***]	Handling	[***]	[***]	[***]
			Total Each		[***]	[***]	Total Each		[***]	[***]
			Materials Phase 1		[***]		Materials Phase 2		[***]
Table 5: ScanCath EP / Cardiac Material and Travel Cost Estimate
9 Deliverables
     This proposal includes the following deliverables:
1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]
10 Reference Documentation Provided

Description	Filename
Product Requirements for ScanCath system	NOV.PRD.Rev1.ScanCath System
Product Requirements for Image Post Processor	NOV.PRD.Rev1.Image Post Processor
Master V&V Plan	NOV.VVPL.Rev1
Risk Analysis	NOV.RA.Rev1

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Description	Filename
Image Processing Subsystem Architecture	NOV.Image.Arch.Rev1
Fault Tree Analysis	NOV.FTA.Rev1
ScanCath Cardio Proposal	NOV.ScanCath.Cardio.prop.06.16.revB

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11 Terms
A deposit will be required before the project starts, and will be applied to invoices at the end of the project. Triple Ring Technologies, Inc. will bill the client [***] Payment is due [***] days after invoice date.
12 Starting Requirements
Triple Ring Technologies Inc. will start this project on receipt of the following:
1.	Signed copy of the Professional Services Agreement

2.	Signed copy of this proposal estimate

3.	Advance payment in the amount of $[***] (Advance for long term commitments)

4.	Signed copy of the Warrant Agreement
13 Approval
Client Approval:

Name:

Signature:	Date:

14 Revision History

Revision	Description of Change	Revision Date
revA	Initial Release by CKF based on Draft13	11/06/06
revB	Minor updates	11/10/06
revC	Updates to schedule and budget	1/17/07
revD	Updates to schedule, budget and deliverables	9/11/2007
Rev E	Update	12/5/07

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Attachment 2 to
Exhibit A to
Professional Services Agreement Dated December 19, 2007
Project Proposal
ScanCath Dedicated Cardio Project

Prepared For:	NovaRay Inc.
1850 Embarcadero Road
Palo Alto, CA 94303

Date:	11 September 2007
File:	NOV.ScanCath.Cardio.prop.06.16.revC

Prepared By:	Chris Fuller
Triple Ring Technologies, Inc.
1850 Embarcadero Road
Palo Alto, CA 94303

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1 Table of Contents

1 Table of Contents	2
2 Introduction	3
2.1 Scope	3
3 Team Experience	3
4 ScanCath System Roadmap	3
5 NovaRay Technology Background	5
6 ScanCath Cardio Project Plan	5
6.1 NovaRay Facility Upgrades	5
6.2 Upgrade Key Subsystems	5
6.2.1 Source	5
6.2.2 Collimator	5
6.2.3 Detector	5
6.2.4 Optical Link between Detector and Reconstruction Computer	5
6.2.5 Reconstruction Computer	5
6.2.6 Gantry	5
6.2.7 Software	6
6.3 System Verification and Validation	6
6.4 Risk Management	7
6.5 UL Certification	7
6.6 Regulatory	7
6.7 Installation and Acceptance Testing	7
7 Project Assumptions	7
8 Cost and Schedule Estimates for ScanCath Cardio	8
8.1 Major Milestones	8
8.2 Cost Summary Estimate	8
8.3 Estimated Labor Costs	8
8.4 Estimated Material and Travel Costs	10
9 Deliverables	11
10 Reference Documentation Provided	11
11 Terms	12
12 Starting Requirements	12
13 Approval	12
14 Revision History	12

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
2 Introduction
This proposal outlines Triple Ring Technologies’ approach to preparing a commercial-ready improved version of NovaRay’s ScanCath Cardio X-ray fluoroscopy system. It is predicated on the completion of all phase one activities described in the companion proposal NOV.ScanCath.EP.Cardiac.prop.06.16. The development activities described here build upon the ScanCath EP / Cardiac system architecture. This proposal culminates in the delivery of a ScanCath Cardio instrument to the first customer.
2.1 Scope
This proposal describes the activities required to update NovaRay’s ScanCath EP fluoroscopy instrument for commercial use as the ScanCath Cardio instrument. In fulfilling this proposal we will:
1. [***]
2. [***]
3. [***]
4. [***]
5. [***]
6. [***]
7. [***]
8. [***]
9. [***]
10. [***]
3 Team Experience
Triple Ring is an engineering services firm focused on commercializing novel medical devices and instrumentation. We have an extensive track record in the development of medical and biological instrumentation, as well as sensor-based biotechnology and industrial systems. Projects for clients have included bioimpedance instrumentation for catheter tracking and cell identification, x-ray tubes for radiation therapy, x-ray imaging systems for whole-body CT and electrophysiology, and detector systems for scanning electron microscopy. In-house development projects have included an optical imaging system for sentinel node biopsy, state-of-the-art detectors for next-generation x-ray and SPECT applications, and imaging systems for tracking a new generation of biomarkers.
Triple Ring is intimately familiar with the NovaRay technology, as numerous team members participated in the development efforts at Cardiac Mariners and NexRay. This allows us to restart development with minimal delay and expense. With this proposal we plan to use in-house resources already familiar with the NovaRay system or employ or contract with former Cardiac Mariners and NexRay employees whenever possible.
4 ScanCath System Roadmap
The ScanCath Cardio is the second in a series of fluoroscopy instruments from NovaRay, including ScanCath EP, ScanCath Neuro, and ScanCath Vascular. Table 1 contains a summary of key user requirements from NovaRay for each instrument, and Table 2 contains a summary of corresponding functional requirements. Advanced features for the follow-on instruments [***] are noted here for planning purposes but are not discussed in detail within this proposal. See the individual proposals for development of the follow-on instrumentation for discussion of those features.

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com

	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Table 1: Key User Requirements for Each ScanCath Instrument

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Table 2: Key Functional Requirements for Each ScanCath Instrument

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
5 NovaRay Technology Background
The NovaRay instrument is [***]
[***]
Figure 1: NovaRay Source and Detector Geometry
[***]
6 ScanCath Cardio Project Plan
Most components developed for the ScanCath EP system will be used in the ScanCath Cardio instrument. Our development efforts will focus primarily on [***] Our proposal comprises the following areas:
6.1 NovaRay Facility Upgrades
[***]
6.2 Upgrade Key Subsystems
[***]
6.2.1 Source
We will [***]
6.2.2 Collimator
[***]
6.2.3 Detector
[***]
6.2.4 Optical Link between Detector and Reconstruction Computer
[***]
6.2.5 Reconstruction Computer
[***]
6.2.6 Gantry
[***]

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
6.2.7 Software
We will [***] We will [***]
6.3 System Verification and Validation
We will [***]:
•	[***]

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
[***]
Figure 2: Validation Process
6.4 Risk Management
TRT shall follow the guidelines established in IEC 60601-1, 5th Edition in regards to risk management. TRT shall follow the recommendations of the Risk Analysis performed for the existing NovaRay system which is detailed in NovaRay.RA.Rev1
6.5 UL Certification
We will manage the UL certification process required as a condition of the FDA’s 510(k) marketing clearance and before commercial distribution. Equipment will be certified to the relevant sections of UL/IEC/CSA 60601-1, as well as any other appropriate standards and regulations.
6.6 Regulatory
This System was granted clearance by the FDA in September of 1998 [510(k) # K982345], and is indicated for use in “generating real time fluoroscopic images in patients where medically indicated.” We anticipate that the following changes proposed for the ScanCath Cardio instrument will warrant additional 510(k) marketing clearances from the Food and Drug Administration (FDA):
1.	[***]

2.	[***]
Triple Ring will handle the necessary FDA filings as required, in a manner consistent with NovaRay’s instructions, which Triple Ring shall obtain in advance. On each and every FDA filing, Triple Ring shall obtain NovaRay’s advance, written consent to the filing (including without limitation the content of the filing). As part of the process of obtaining NovaRay’s consent, Triple Ring shall address and incorporate to NovaRay’s satisfaction any comments NovaRay may have.
6.7 Installation and Acceptance Testing
We will install a pilot production unit at NovaRay’s first customer site and support instrument acceptance testing. We will coordinate the necessary site engineering and preparation prior to shipping the unit.
7 Project Assumptions
The following assumptions apply to the ScanCath Cardio development effort:
1.	The ScanCath EP / Cardiac project proceeds according to plan.

2.	One ScanCath EP / Cardiac Beta instrument is upgraded to a ScanCath Cardio configuration.

3.	This project begins after completion of ScanCath EP / Cardiac subsystem development activities.

4.	Design, development and manufacturing shall occur under a fully implemented Quality System as defined in 21 CFR 820.

5.	TRT has full access to all NovaRay Technology and equipment, its software, and all appropriate documentation.

6.	Thin film deposition will not be done in-house.

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
7.	Triple Ring will have at least 30 days, from the date the Agreement is signed; to staff the project.

8.	Service manual is not included (but NovaRay will, to avoid doubt, have the right to use data generated by Triple Ring in the service manuals prepared by NovaRay).

9.	Manufacturing level documentation will be limited to use by experienced personnel. It will not be appropriate for use on a general assembly line.

10.	The following validation activities will not be done:
•	Environmental testing, e.g. temperature cycling and humidity

•	Storage and simulated shipping
8 Cost and Schedule Estimates for ScanCath Cardio
The Cardio project schedule covers a [***] period and assumes a start date of [***]. There are two primary project phases:
Phase 2a: Cardio Subsystem Development [***]
Phase 2b: Cardio System Integration, Validation, and UL Certification [***]
[***]
Figure 3: Revised Schedule
8.1 Major Milestones
•	[***]
8.2 Cost Summary Estimate

Summary	Phase 2a	Phase 2b	Totals
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total $’s	[***]	[***]	[***]
Phase 2a — Detector, Source, Image Reconstruction Restart
Phase 2b — System Integration, Verification, Validation, UL Approval and Shipment
Table 3: ScanCath Cardio Cost Summary
8.3 Estimated Labor Costs
ScanCath Cardio
Estimated Resourse Budget

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com

Discipline	Phase 2a		Phase 2b		Total
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]
[***]	[***]		[***]		[***]

Resource Total	[***]	[***]	[***]	[***]	[***]
Table 4: ScanCath Cardio Estimated Labor Costs

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
     8.4 Estimated Material and Travel Costs

Materials		Phase 2a				Phase 2b
#	Description	Qty	Unit Cost	Cost	Tooling	Qty	Unit Cost	Cost	Tooling
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]		[***]			[***]
[***]	[***]			[***]	[***]	[***]
[***]	[***]			[***]		[***]			[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]		[***]		[***]		[***]	[***]
Table 5: ScanCath Cardio Material and Travel Costs

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
9 Deliverables
     This proposal includes the following deliverables:
1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]
10 Reference Documentation Provided

Description	Filename
Product Requirements for ScanCath System	NOV.PRD.Rev1.ScanCath System
Product Requirements for Image Post Processor	NOV.PRD.Rev1.Image Post Processor
Master V&V Plan	NOV.VVPL.Rev1
Risk Analysis	NOV.RA.Rev1
Image Processing Subsystem Architecture	NOV.Image.Arch.Rev1
Fault Tree Analysis	NOV.FTA.Rev1
ScanCath EP / Cardiac Proposal	NOV.ScanCath.EP.Cardiac.prop.06.16.revB

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Triple Ring Technologies Inc. 1850 Embarcadero Way, Palo Alto, CA 94303 650.331.3476 — www.tripleringtech.com
11 Terms
A deposit will be required before the project starts, and will be applied to invoices at the end of the project. Triple Ring Technologies, Inc. will bill the client [***] Payment is due [***] days after invoice date.
12 Starting Requirements
Triple Ring Technologies Inc. will start this project on receipt of the following:
1.	Signed copy of the Professional Services Agreement

2.	Signed copy of this proposal estimate

3.	Advance payment in the amount of [***]

4.	Signed copy of the Warrant Agreement
13 Approval
Client Approval:

Name:

Signature:	Date:

14 Revision History

Revision	Description of Change	Revision Date
revA	Initial Release by CKF based on draft 13	11/06/06
revB	Minor updates by CKF	11/09/06
revC	Updated schedule and budget by CKF	1/17/07
revD	Update	9/11/07
Rev E	Update	12/5/07

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ATTACHMENT 3 TO
EXHIBIT A TO
PROFESSIONAL SERVICES AGREEMENT DATED
DECEMBER 19, 2007

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED..
No. WCS-1
WARRANT TO PURCHASE SHARES
OF
NOVARAY, INC.
     This certifies that, for value received, receipt and sufficiency of which are hereby acknowledged, Triple Ring Technologies, Inc., or its registered assigns (the “Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from NovaRay, Inc., a Delaware corporation (the “Company”), four hundred forty four thousand (444,000) shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), at a purchase price per share as provided for in Section 2. The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued as partial consideration for certain services being provided by the Holder to the Company pursuant to the terms and conditions of that certain Professional Services Agreement dated December 19, 2007 (the “Services Agreement”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Services Agreement.
     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, following the date of acceptance by the Company of the Deliverables described in Attachment 1 to Exhibit A of the Services Agreement (the “Holder Deliverables”) in accordance with the terms thereof only as provided on the Exercise Schedule attached hereto as Addendum A, and shall otherwise be void (the “Exercise Period”); provided, however, that in the event that the Company has not accepted the Holder Deliverables in accordance with the terms of the Services Agreement on or prior to February 28, 2010, then this Warrant shall not be exercisable at any time, shall terminate immediately and shall be of no further force or effect.
     2. Exercise Price.
          (a) The exercise price per share (the “Exercise Price”) shall be determined on the date of acceptance of the Holder Deliverables by the Company in accordance with the following schedule:

Exercise Price
Date of Acceptance of the Holder Deliverables	Per Share
On or prior to March 30, 2009	$0.18
On or after March 31, 2009 but on or prior to July 30, 2009	$0.45
On or after July 31, 2009 but on or prior to December 30, 2009	$4.00
On or after December 31, 2009 but on or prior to February 28, 2010	$8.00
         (b) The shares of Common Stock for which this Warrant is exercisable shall hereinafter be referred to collectively as the “Warrant Shares.”
     3. Exercise of Warrant.
          (a) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part during the Exercise Period by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Company, and by the payment to the Company of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check, wire transfer of immediately available funds to a bank account specified by the Company, the cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, (ii) by “cashless exercise” in accordance with the provisions of subsection (b) of this Section 3, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.
          (b) Cashless Exercise. In addition to a cash exercise, to the extent the market value of one share of Common Stock is greater than the Warrant Exercise Price (at the date of calculation as set forth below), the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed notice of exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

Where:	X =	the number of shares of Common Stock to be issued to the Holder

	Y =	the market value of one share of Common Stock as of the close of the business day preceding the date of exercise

3

A =	the aggregate exercise price (i.e., the number of shares being purchased multiplied time the per share strike price under the Warrant)

B =	the aggregate market value of all shares of Common Stock being purchased by exercise of the warrant as of the close of the business day preceding the date of exercise.
          (c) Cashless Exercise with Share Withholding for Tax. In addition to a cash exercise and a cashless exercise, to the extent the market value of one share of Common Stock is greater than the Warrant Exercise Price (at the date of calculation as set forth below), the Holder may exercise this Warrant by a cashless exercise with share withholding for tax and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed notice of exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

Where:	X =	the number of shares of Common Stock to be issued to the Holder

	Y =	the market value of one share of Common Stock as of the close of the business day preceding the date of exercise

	A =	the aggregate exercise price (i.e., the number of shares being purchased multiplied time the per share strike price under the Warrant), plus the amount of money needed to satisfy Holder’s tax obligations with respect to the exercise, at the Holder’s marginal state and federal income tax rate (the “Tax Amount”).

	B =	the aggregate market value of all shares of Common Stock being purchased by exercise of the warrant as of the close of the business day preceding the date of exercise.
     As soon as reasonably practicable following the exercise, the Company shall pay the holder the amount in cash equal to the Tax Amount.
          (d) Delivery of Stock Certificates. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) business days thereafter, the Company at its expense shall issue and deliver to the person, persons, or entity entitled to receive the same, a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the

4

number of shares for which this Warrant may then be exercised. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.
          (e) Adjustment. In the event the Company (i) splits, subdivides, or combines the Common Stock into a different number of securities of the same class, (ii) pays a stock dividend on the Common Stock, (iii) reclassifies the Common Stock into the same or a different number of securities (each, an “Adjustment Event”) then the Exercise Price shall be appropriately adjusted and this Warrant shall represent the right to acquire such number and the kind of securities that would have been issued had the Holder exercised this Warrant immediately prior to such an Adjustment Event.
          (f) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Holder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to this Warrant or Common Stock issued upon exercise of this Warrant without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days); provided, however, that all executive officers and directors of the Company then holding Common Stock enter into similar agreements. This Section 3(f) shall only remain in effect for the two-year period following the effective date of the Company’s initial public offering. In the event of any stock dividend, stock split, recapitalization, or other change affecting the Company’s outstanding Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to this Warrant or securities issued upon conversion of this Warrant shall be immediately subject to the provisions of this Section 3(f). It is expressly understood and agreed that the restrictions imposed by this Section 3(f) shall only apply to the extent the underwriter selected by Company requests that a provision comparable to that set forth in this Section 3(f) be imposed upon the Warrant.
     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.
     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.
     6. Rights as Shareholder. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that

5

may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.
     7. Transfer of Warrant.
          (a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change this address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.
          (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) hereof, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.
          (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be offered, sold, transferred or otherwise disposed of for value. With respect to any permissible offer, sale or other disposition of this Warrant or securities into which this Warrant may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof. Unless the Company reasonably determines that such transfer would violate applicable securities laws, or that such transfer would adversely affect the Company’s ability to account for future transactions to which it is a party as a pooling of interests, and notifies the Holder thereof within ten (10) business days after receiving notice of the transfer, the Holder may effect such transfer. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.
          (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue

6

to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.
          (e) Compliance with Securities Laws.
               (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws.
               (ii) This Warrant and all certificates representing the Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THERE FROM UNDER SAID ACT.
               (iii) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in Section 7(e)(ii) hereof from the documents/certificates for such securities upon full compliance with this Agreement and Rules 144 and 145.
     8. Notices.
          (a) In case:
               (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;
               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (subject to Section 8(b) below), or any conveyance of all or substantially all of the assets of the Company to another corporation;
               (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

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               (iv) of any redemption of all outstanding Common Stock; or
               (v) of the filing of the Company’s first registration statement with the U.S. Securities and Exchange Commission (the “SEC”); then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, or (C) the anticipated date on which the Company expects its first registration statement with the SEC to become effective. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.
          (b) Notwithstanding Section 8(a) above, the Holder hereby: (i) waives its right to any notice that may otherwise be required to be delivered by the Company pursuant to this Warrant if a wholly-owned subsidiary of a company subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (“PubCo”), merges with, and into the Company, whereby, following such Merger, the security holders of the Company become security holders of PubCo and the Company becomes a wholly-owned subsidiary of PubCo (a “Reverse Merger”), and (ii) assuming the Reverse Merger is consummated, consents to the assumption of the Warrant by PubCo and all obligations hereunder so long as lawful and adequate provisions are made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby), at the same aggregate exercise price, such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any Reverse Merger, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.
          (c) All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or three (3) business days after deposit if deposited in the United States mail for mailing by first-class, certified mail, postage prepaid, and addressed (i) if to the Holder, at such Holder’s address as set forth on the signature page hereto or as such Holder shall have furnished to the Company in writing; or (ii) if to the Company, at its address set forth on the signature page hereto, or at such other address as the Company shall have furnished to the Holder in writing.

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     9. Amendments. Any provision of this Warrant may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), upon the written consent of the Company and the Holder.
     10. Covenants of the Company.
          (a) Covenants as to the Exercise of Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
          (b) No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.
     11. Representations and Covenants of Holder. This Warrant has been entered into by the Company in reliance upon the representations and covenants of the Holder below. The Holder hereby represents and warrants to the Company the following:
          (a) The Holder is acquiring this Warrant for investment for Holder’s own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any “distribution” of any part thereof within the meaning of the Securities Act. The Holder has no present intention of selling, granting any participation in, or otherwise distributing this Warrant or the Warrant Shares. The Holder hereby represents and warrants to the Company that the entire legal and beneficial interest of this Warrant will be held for Holder’s account only, and neither in whole or in part for any other person. The Holder further hereby represents and warrants to the Company that the Holder has no present contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to this Warrant or the Warrant Shares to be issued following exercise of this Warrant.

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          (b) The Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant and the Warrant Shares.
          (c) The Holder understands and hereby acknowledges that the issuance of the Warrant and Warrant Shares is being effected by the Company without registration under the Securities Act on the basis of the fact that the issuance of the Warrant is exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to an exemption therefrom under Section 4(2) of the Securities Act and in reliance upon Regulation D promulgated thereunder, and that Company’s reliance upon such exemption is predicated upon, among other things, the representations and warranties of the Holder to the Company set forth herein.
          (d) The Holder hereby represents and warrants to the Company that the Holder either has a preexisting personal or business relationship with the Company or any of its partners, officers, directors or controlling persons, or by reason of the Holder’s business or financial experience or the business or financial experience of the Holder’s professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect the Holder’s own interests in connection with the Holder’s investment in the Warrants and the Warrant Shares to be issued upon exercise of the Warrant.
          (e) The Holder hereby further represents and warrants to the Company that (i) the Holder has such knowledge and experience in financial and business matters (either directly or by reason of an adviser as described above in Section 11(d)) so as to be capable of evaluating the merits and risks of Holder’s prospective investment in the Warrant and the Warrant Shares to be issued upon exercise of the Warrant, (ii) the Holder has received all of the information Holder has requested from the Company that Holder considers necessary or appropriate for determining whether to accept the Warrant, (iii)  the Holder has the ability to bear the economic risks of Holder’s prospective investment in the Warrant Shares, and (iv) Holder is able, without materially impairing its financial condition, to hold the Warrant and the Warrant Shares for an indefinite period of time and to suffer complete loss on its investment in the Warrant Shares.
          (f) The Holder understands and hereby acknowledges that (i) the Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from the registration and prospectus delivery requirements of the Securities Act is available with respect to any sale or other disposition of such Warrant or Warrant Shares, and (ii) the Company is not under any obligation to register such Warrant or Warrant Shares to be issued to the Holder at any time.
          (g) The Holder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which in substance permits limited public resale of “restricted securities” acquired directly or indirectly from the issuer thereof (or from an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the issuer of such “restricted securities,” (ii) the resale occurring not less than one year after the holder of such “restricted

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securities” has purchased and made full payment for (within the meaning of Rule 144) the “restricted securities” to be sold, (iii) the sale being made through a broker in an unsolicited “broker transaction” or in transactions directly with a market maker (as said term is defined under the Securities Act), (iv) the amount of “restricted securities” being sold during any three month period not exceeding the greater of (a) one percent (1%) of the outstanding shares of the same class of securities as the “restricted securities” to be sold, as shown by the most recent report or statement of the issuer, or (b) the average weekly reported volume of trading in shares of the same class of securities as the “restricted securities” to be sold on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice of proposed sale, if applicable and (v) the timely filing of a Form 144, if applicable. Holder further understands and hereby acknowledges that, at the time Holder wishes to sell the Warrant Shares to be issued to the Holder in connection with exercise of the Warrant, there may be no public trading market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder would be precluded from selling the Warrant Shares issued to Holder in connection with exercise of the Warrant under Rule 144, even if the one year minimum holding period had been satisfied. The Holder further understands and hereby acknowledges that, in the event that all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other exemption from the registration and prospectus delivery requirements of the Securities Act would be required to sell the Warrant Shares to be issued to Holder in connection with exercise of the Warrant.
          (h) The Holder is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.
     12. Miscellaneous.
          (a) This Warrant shall be governed by and construed in accordance with California law, without regard to the conflict of laws provisions thereof.
          (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney’s fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.
          (c) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday and or United States federally recognized Holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized Holiday.
          (d) Successors and Assigns. All of the provisions contained herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto.
          (e) Binding on Successor Corporation. This Warrant shall not be terminated by (1) the voluntary or involuntary dissolution of the Company; (2) any merger involving Company, whether or not it is the surviving or resulting corporation; or (3) any transfer of all or

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substantially all assets of the Company. If any such merger or transfer of assets occurs, this Warrant shall be binding on and inure to the benefit of the surviving business entity or the business entity to which such assets are transferred. The Company shall take all actions necessary to ensure that the surviving business entity or the transferee, as the case may be, is bound by this Warrant.
          (f) Headings; References. All headings used herein are used for convenience only and shall not be used to continue or interpret this Warrant. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

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     IN WITNESS WHEREOF, NovaRay, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.
     Dated: December 19, 2007.

THE “COMPANY”

NOVARAY, INC.

By:	/s/ Jack Price

Name:	Jack Price
Title:	President

Address:	1850 Embarcadero Road Palo Alto, CA 94303
Telephone:	(650) 332-7337
Facsimile:	(650) 565-8601

THE “HOLDER”

TRIPLE RING TECHNOLOGIES, INC.

By:	/s/ Joseph Heanue

Name:	Joseph Heanue
Title:	President

Address:	1850 Embarcadero Road Palo Alto, CA 94303
Telephone:	(650) 331-3476
Facsimile:	(650) 887-2205

NOTICE OF EXERCISE
     To: NOVARAY, INC.
     1. The undersigned hereby elects to purchase                      shares of Common Stock of NOVARAY, INC., pursuant to the terms of the attached Warrant, and ☐ tenders herewith payment of the purchase price for such shares in full, ☐ elects the Cashless Exercise option, or elects the Cashless Exercise with Share Withholding for Tax.
     2. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.
     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)
     4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

ADDENDUM A
     Exercise Schedule:
     To the extent exercisable under its terms, the Holder hereby irrevocably elects to exercise the Warrant (the “Exercise Period”) only on any date during the earlier of: (i) the calendar year(s) elected by the Grantee below; or (ii) the calendar year in which the Company undergoes a transaction which constitutes a “change in the ownership or effective control, or in the ownership of a substantial portion of the assets” (within the meaning of Code Section 409A) of the Company (“Change of Control”) (except to the extent such calendar year is also the calendar year elected by the Holder below with respect to the Shares). With respect to any exercise of the Option by the Grantee during the calendar year in which a Change of Control has occurred, the Grantee may exercise the Option no earlier than immediately prior to the effective date of such Change of Control.

Shares	Fixed Exercise Date
1. 111,000 shares	calendar year 2010
2. 333,000 shares	calendar year 2011